SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2000

                               JNL(R) SERIES TRUST

         The last 2 paragraphs under the section entitled "Principal Investment Strategies" for the Salomon Brothers/JNL Balanced Series are deleted and replaced in their entirety with the following:

         Under normal market conditions, at least 40% of the Series' assets will consist of equity securities. Equity holdings may include common and preferred stock, securities convertible into common or preferred stock, rights and warrants, equity interests in trusts, partnerships, joint ventures or similar enterprises, and Depositary Receipts.

The sub-adviser may invest at least 25% (normally expected to be between 35% and 65%) in the full range of maturities of fixed-income securities, which may include corporate debt securities, U.S. Government securities, mortgage-backed securities, zero coupon bonds, deferred interest bonds and payment-in-kind securities. Generally, most of the Series' long-term debt investments consist of investment grade securities, although the Series may invest in non-investment grade securities commonly known as "junk bonds." The Series may also invest in foreign securities.

Certain series of the JNL Series Trust (the "Trust") have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"). Accordingly, the Prospectus is amended by inserting the following section after the paragraph entitled "Administrative Fee" which is located in the "Management of the Trust " section of the prospectus:

                           BROKERAGE ENHANCEMENT PLAN

At a shareholder meeting of the Trust held on October 26, 2000, all series except the PPM America/JNL Money Market Series and each of the JNL/S&P Series adopted, in accordance with the provisions of Rule 12b-1 under the 1940 Act, a Brokerage Enhancement Plan (the "Plan"). The Plan uses available brokerage commissions to promote the sale and distribution of Trust shares (through the sale of variable insurance products funded by the Trust).

The Plan authorizes the Trust to place orders for the purchase or sale of portfolio securities or other assets with: (i) broker-dealers that have agreed to direct a portion of their brokerage commissions to introducing brokers ("Brokerage Payments") to be used to finance activities that are primarily intended to result in the sale of Trust shares through the sale of Variable Contracts; and (ii) broker-dealers that, in addition to executing the trade, will provide brokerage credits, benefits or other services ("Brokerage Credits") to be used directly or indirectly to promote the distribution of Trust shares through the sale of Variable Contracts. Management of JNFS has informed the Board of Trustees of the Trust that brokerage commission rates and commission amounts paid by the various Series of the Trust are NOT expected to increase as a result of the implementation of the Plan. As part of the Plan, JNLD would become the principal underwriter of the Series of the Trust adopting the Plan, with responsibility for promoting sales of shares of such Series.

         Under the Plan, JNFS or a Sub-Adviser, would, subject to the requirement to seek best price and execution, effect brokerage transactions in portfolio securities through broker-dealers. It is anticipated that activities or services which will be procured through Brokerage Payments and Brokerage Credits given to JNLD will include:

o Developing, preparing, printing, and mailing of advertisements, sales literature and other promotional material describing and/or relating to the Trust, the Series, or the Variable Contracts.

o Printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Variable Contract owners.

o Holding or participating in seminars and sales meetings designed to promote the distribution of shares of the Trust, the Series or the Variable Contracts, including materials intended either for broker-dealer only use or for retail use.

o Providing information about the Trust, its Series or the Variable Contracts, or mutual funds or variable contracts in general, to registered representatives of broker-dealers.

o        Providing   assistance  to  broker-dealers   that  are  conducting  due
         diligence on the Trust or its Series or the Variable Contracts.

o Payment of marketing fees or allowances requested by broker-dealers who sell Variable Contracts.

o Obtaining information and providing explanations to Variable Contract owners regarding Series investment options and policies and other information about the Trust and its Series, including the performance of the Series.

o        Training sales personnel regarding sales of Variable Contracts.

o Personal service and/or maintenance of the Variable Contract owner accounts.

o Financing any other activity that is intended to result in the sale of Trust shares or the Variable Contracts.

The Plan permits the Brokerage Payments and Credits generated by securities transactions from one series of the Trust to inure to the benefit of other Series as well. The Plan is not expected to increase the brokerage costs of the Trust. However, the staff of the Securities and Exchange Commission has taken the position that amounts received by the Distributor or an affiliate as an introducing broker-dealer under the Plan should be reflected in the expenses of the Series of the Trust. Therefore, the table below estimates what each Series' distribution fee and its resulting total and net expenses, will be deemed to be as a result of the implementation of the Plan.


----------------------------- ------------------- -------------------- ----------------- ------------------


                                 Management &          Estimated                           Total Annual
                                Administrative       Distribution           Other        Fund Operational
                       Fees (12b-1) Fees Expenses Expenses
----------------------------- ------------------- -------------------- ----------------- ------------------
JNL/Alger Growth Series            1.07%               0.02%                 0%               1.09%
JNL/Alliance Growth Series         0.88%               0.02%                 0%               0.90%
JNL/Eagle Core Equity Series       0.99%               0.04%                 0%               1.03%
JNL/Eagle SmallCap Equity
     Series                        1.05%               0.02%                 0%               1.07%
JNL/J.P. Morgan Enhanced
     S&P 500 Stock Index
     Series                        0.90%               0.01%                 0%               0.91%
JNL/J.P. Morgan
     International &
     Emerging Markets Series       1.08%               0.03%                 0%               1.11%
JNL/Janus Aggressive Growth
     Series                        1.01%               0.01%                 0%               1.02%
JNL/Janus Balanced Series          1.05%               0.03%                 0%               1.08%
JNL/Janus Capital Growth
     Series                        1.03%               0.01%                 0%               1.04%
JNL/Janus Global Equities
     Series                        1.06%               0.02%                 0%               1.08%
JNL/Janus Growth & Income
     Series                        1.03%               0.04%                 0%               1.07%
JNL/PIMCO Total Return Bond
     Series                        0.80%              <0.01%                 0%               0.80%
JNL/Putnam Growth Series           0.97%               0.01%                 0%               0.98%
JNL/Putnam International
     Equity Series                 1.18%               0.05%                 0%               1.23%
JNL/Putnam Value Equity
     Series                        0.98%               0.02%                 0%               1.00%
JNL/Putnam Midcap Growth
     Series                        1.05%               0.08%                 0%               1.13%
Lazard/JNL Mid Cap Value
     Series                        1.08%               0.05%                 0%               1.13%
Lazard/JNL Small Cap Value
     Series                        1.15%               0.03%                 0%               1.18%
PPM America/JNL Balanced
     Series                        0.82%               0.01%                 0%               0.83%
PPM America/JNL High Yield
     Bond Series                   0.82%              <0.01%                 0%               0.82%
Salomon Brothers/JNL
     Balanced Series               0.90%               0.01%                 0%               0.91%
Salomon Brothers/JNL Global
     Bond Series                   0.95%              <0.01%                 0%               0.95%
Salomon Brothers/JNL High
     Yield Bond Series             0.90%              <0.01%                 0%               0.90%
Salomon Brothers/JNL U.S.
     Government & Quality
     Bond Series                   0.80%              <0.01%                 0%               0.80%
T. Rowe Price/JNL
     Established Growth
     Series                        0.93%               0.02%                 0%               0.95%
T. Rowe Price/JNL Mid-Cap
     Growth Series                 1.03%              <0.01%                 0%               1.03%
T. Rowe Price/JNL Value
     Series                        1.00%               0.12%                 0%               1.12%
----------------------------- ------------------- -------------------- ----------------- ------------------

         The prospectus is also being amended by inserting the following new paragraph at the end of the section of the prospectus entitled "Sub-advisory Arrangements":

         The Investment Adviser and the Trust have filed an application to obtain an exemption from the Securities and Exchange Commission for a multi-manager structure that allows the Investment Adviser to hire, replace or terminate sub-advisers without the approval of shareholders. The order would also allow the Investment Adviser to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval. If a new sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order would allow the Series to operate more efficiently and with greater flexibility. The Investment Adviser provides the following oversight and evaluation services to the Series:

o performing initial due diligence on prospective  sub-advisers for the Series
o monitoring  the  performance  of   sub-advisers
o communicating   performance expectations  to the  sub-advisers
o ultimately recommending to the Board of Trustees whether a sub-adviser's contract should be renewed, modified or terminated.

The Investment Adviser does not expect to recommend frequent changes of sub-advisers. Although the Investment Adviser will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Series will obtain favorable results at any given time.





This Supplement is dated November 9, 2000.